Minimum Committed Revenue (Tables)	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Committed Time Charter Revenues	The amounts below represent committed revenue rather than the actual value in cash due in the next year. Some of the hire relating to the committed revenue for January 2021 is invoiced in advance and is included in the accounts as deferred charter revenue. As of December 31, 2020, $4.1 million was unpaid and is included in trade accounts receivables.

(in thousands of $)
2021	95,136
2022	19,202
2023	14,600
2024	14,640
2025	9,130
Thereafter	—
Total	152,708